UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	July 31, 2021

Date of reporting period:	August 1, 2020 — July 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Research Fund

Annual report
7 | 31 | 21

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PNRAX

Putnam
Research
Fund

Annual report
7 | 31 | 21

Message from the Trustees

September 9, 2021

Dear Fellow Shareholder:

Through the summer months of 2021, financial markets continued to rise. Stocks were powered by new highs in corporate earnings, and bonds appreciated despite an uptick in inflation. Experts at Putnam believe inflation will likely be temporary, caused by an uneven recovery from the Covid-19 pandemic.

Even as the economy returns to a more normal trajectory, the evolving pandemic remains a justifiable concern. During these unsettled times, well-managed companies have tried to be flexible and resilient, adapting to conditions while focusing on their goals.

Putnam’s research teams also remain focused on their objectives. They analyze and debate how businesses are adjusting to these challenges as they work to identify investment opportunities for our portfolios. We believe this active approach is well-suited to this time.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Lipper peer group average provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/21. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on pages 13–14.

All Bloomberg indices provided by Bloomberg Index Services Limited.

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Will, how did stocks perform over the 12-month reporting period?

Record fiscal and monetary stimulus, positive vaccine developments, and signs of global economic recovery boosted investors’ appetite for stocks. The reopening of the world’s economies also helped jump-start cyclical sectors, including industrials, materials, and financials. For the first time in a decade, value-oriented, cyclical stocks began to outperform growth stocks.

Market momentum was periodically disrupted in the fall of 2020. Uncertainty leading up to the U.S. presidential election and a global rise in Covid-19 cases cautioned investors. In November, markets rallied when the world’s first Covid-19 vaccine was approved for use. The promise of additional government support and a swift vaccine rollout also lifted stocks, in our opinion. Major stock indexes finished calendar year 2020 at or near record highs.

After a strong start to the new year, vaccine shortages and rising inflation concerns contributed to an uptick in market volatility. A global sell-off in technology stocks also rattled investors. Stronger-than-expected corporate

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Allocations are shown as a percentage of the fund’s net assets as of 7/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 7/31/21. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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earnings in the first quarter of 2021 and a rise in oil prices helped stock markets rebound, in our view. In the final quarter of the period, investors appeared to embrace nearly all investment styles and sectors. Despite concerns over the spread of the Delta Covid-19 variant, market volatility returned to pre-pandemic levels. U.S. stocks posted a return of 36.45%, as measured by the S&P 500 Index, for the 12 months ended July 31, 2021.

How did the fund perform for the reporting period?

Putnam Research Fund’s class A shares returned 35.18%, underperforming its benchmark, the S&P 500 Index. Fund performance was generally in line with its Lipper peer group, Large-Cap Core Funds, which averaged a return of 35.64% for the period.

Could you describe some of the fund’s top contributors to performance relative to the benchmark during the reporting period?

The Goldman Sachs Group, a multinational investment bank and financial services firm, was a top contributor to results. The quickening pace of the global economic recovery, along with rising stock prices, caused a surge in revenue from trading activity. As companies rushed to capitalize on market conditions, IPO [initial public offering] and M&A [merger and acquisition] deal flow increased, creating a healthy backlog for Goldman’s investment banking division. The sale of older investments and increased transactional volume from its retail bank Marcus also boded well for the stock.

Alternative asset manager KKR, which is not held in the benchmark, was another highlight for the period. In February 2021, the company acquired Global Atlantic Financial Group, a retirement and life insurance provider, which added $90 billion to KKR’s assets under management. Along with impressive asset growth, robust M&A activity and a secular shift toward alternative investments provided tailwinds for the stock. KKR raised $59 billion in capital in the second quarter of calendar-year 2021 — more than all it raised in calendar-year 2020.

NXP Semiconductors, a Dutch global semiconductor chip manufacturer, was another top performer. NXP supplies embedded connectivity solutions that help power the Internet of Things [devices that communicate using internet-enabling technologies] and innovative applications in the automotive, industrials, mobile, and communications infrastructure markets. NXP benefited from higher chip prices and a surge in demand, which helped drive earnings growth and strong cash flows during the period.

What about detractors for the reporting period?

Fidelity National Information Services [FIS] was a top detractor to results. U.S.-based FIS delivers payment-processing solutions to merchants, banks, and capital markets worldwide. The firm’s brick-and-mortar business, which faced closures during pandemic lockdowns, struggled to recover despite improved economic conditions. We believe increased competition in the financial technology and electronic payment sectors also began to weigh on investors. We believe the price of FIS stock reflects these challenges and the company’s fundamentals remain strong. We continue to own the stock.

An underweight position in entertainment and media giant The Walt Disney Company also dampened results. Revenues from Disney parks and experiences declined in 2020 and have been slow to recover given the recent spread of the Delta variant. The company’s pivot into digital streaming in November 2019, via

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the Disney+ channel, has helped offset some revenue weakness from legacy products. We believe Disney may be at risk for product cannibalization [when a new product takes sales from an existing product], which could cut into corporate profits. For this reason, we maintain an underweight position in the stock.

Our decision not to own financial services firm JPMorgan Chase also detracted from results. The reopening of the economy caused a rise in transactional volume from its consumer and business banking customers. However, as the largest U.S. bank by market value, JPMorgan remains overvalued, in our view. Our analysts continue to evaluate other investment opportunities in the banking sector.

As the fund begins a new fiscal year, what is your outlook?

We are encouraged by the record number of companies that beat analysts’ earnings expectations for the first quarter of 2021. This trend appears to have continued into the second quarter, albeit at a more moderate pace. While corporate earnings momentum is encouraging, we believe many segments of the economy still have room for growth. For the remainder of 2021, we have a positive outlook for stocks.

We believe strong consumer demand, government stimulus, and accommodative monetary policy will continue to support economic growth. For example, President Biden’s $1 trillion infrastructure bill, approved in August 2021, will provide an historic level of federal funding to fuel recoveries in the broadband, clean energy, transportation, and other downstream markets, in our view. At the same time, we are mindful that delays in vaccinations, rising inflation concerns, and a more hawkish stance from the Federal Reserve could slow the pace of economic recovery.

For the fund, our analyst team uses bottom-up fundamental research to select individual stocks that have the potential for capital appreciation. We also take a sector-neutral approach. Our stock selection process assigns risks to individual companies, offering more downside protection from broader, macroeconomic risks, in our view. We believe active management of the fund also provides us the flexibility to capitalize on new investment opportunities as they arise.

Thank you, Will, for your time and insights today.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (10/2/95)
Before sales charge	9.91%	307.46%	15.08%	127.19%	17.84%	65.86%	18.37%	35.18%
After sales charge	9.66	284.03	14.40	114.12	16.45	56.33	16.06	27.41
Class B (6/15/98)
Before CDSC	9.63	283.52	14.39	118.74	16.95	62.16	17.48	34.16
After CDSC	9.63	283.52	14.39	116.74	16.73	59.16	16.76	29.16
Class C (2/1/99)
Before CDSC	9.66	283.39	14.38	118.73	16.94	62.16	17.49	34.13
After CDSC	9.66	283.39	14.38	118.73	16.94	62.16	17.49	33.13
Class R (1/21/03)
Net asset value	9.64	297.21	14.79	124.32	17.54	64.63	18.08	34.80
Class R6 (6/29/15)
Net asset value	10.18	321.22	15.47	131.73	18.30	67.78	18.83	35.65
Class Y (4/4/00)
Net asset value	10.14	317.55	15.36	129.97	18.12	67.11	18.67	35.49

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Recent performance may have benefited from one or more legal settlements.

Class B and C share performance reflects conversion to class A shares after eight years.

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Comparative index returns For periods ended 7/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
S&P 500 Index	10.21%	316.89%	15.35%	122.51%	17.35%	64.96%	18.16%	36.45%
Lipper Large-Cap Core
Funds category average*	9.52	271.99	13.95	112.10	16.15	60.09	16.91	35.64

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/21, there were 621, 556, 493, 394, and 77 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $38,352 and $38,339, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $39,721, $42,122, and $41,755, respectively.

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Fund price and distribution information For the 12-month period ended 7/31/21

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	1		1	1	1	1	1
Income	$0.236		—	—	$0.147	$0.371	$0.313
Capital gains
Long-term gains	0.409		$0.409	$0.409	0.409	0.409	0.409
Short-term gains	0.163		0.163	0.163	0.163	0.163	0.163
Total	$0.808		$0.572	$0.572	$0.719	$0.943	$0.885
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
7/31/20	$35.33	$37.49	$32.10	$32.04	$34.81	$35.94	$35.74
7/31/21	46.80	49.66	42.39	42.30	46.07	47.63	47.37

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (10/2/95)
Before sales charge	9.85%	290.09%	14.58%	130.34%	18.16%	67.96%	18.87%	39.27%
After sales charge	9.60	267.66	13.91	117.09	16.77	58.31	16.55	31.26
Class B (6/15/98)
Before CDSC	9.57	267.13	13.89	121.85	17.28	64.17	17.97	38.21
After CDSC	9.57	267.13	13.89	119.85	17.06	61.17	17.25	33.21
Class C (2/1/99)
Before CDSC	9.59	267.15	13.89	121.82	17.27	64.17	17.97	38.18
After CDSC	9.59	267.15	13.89	121.82	17.27	64.17	17.97	37.18
Class R (1/21/03)
Net asset value	9.58	280.36	14.29	127.50	17.87	66.69	18.57	38.90
Class R6 (6/29/15)
Net asset value	10.11	303.49	14.97	134.99	18.63	69.87	19.32	39.75
Class Y (4/4/00)
Net asset value	10.08	300.01	14.87	133.24	18.46	69.19	19.16	39.60

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for
the fiscal year ended 7/31/20	1.08%	1.83%	1.83%	1.33%	0.69%	0.83%
Annualized expense ratio for
the six-month period ended 7/31/21*	1.02%	1.77%	1.77%	1.27%	0.66%	0.77%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/21 to 7/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.51	$9.54	$9.54	$6.85	$3.57	$4.16
Ending value (after expenses)	$1,178.50	$1,173.90	$1,174.00	$1,176.80	$1,180.40	$1,179.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/21, use the following calculation method. To find the value of your investment on 2/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.11	$8.85	$8.85	$6.36	$3.31	$3.86
Ending value (after expenses)	$1,019.74	$1,016.02	$1,016.02	$1,018.50	$1,021.52	$1,020.98

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

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Consider these risks before investing

Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

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ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2021, Putnam employees had approximately $569,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2021. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions

16 Research Fund

may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2020. Putnam Management and PSERV have agreed to maintain these expense limitations until at least November 30, 2022. Putnam Management and PSERV’S commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’

Research Fund 17

management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing

18 Research Fund

an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2020 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	1st
Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2020, there were 637, 577 and 515 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Research Fund 19

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 Research Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Investment Funds and Shareholders of
Putnam Research Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Research Fund (one of the funds constituting Putnam Investment Funds, referred to hereafter as the “Fund”) as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended July 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the two years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2019 and the financial highlights for each of the periods ended on or prior to July 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 5, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent, portfolio company investee and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 9, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Research Fund 21

The fund’s portfolio 7/31/21

COMMON STOCKS (96.0%)*	Shares	Value
Aerospace and defense (1.9%)
Boeing Co. (The) †	3,230	$731,530
CAE, Inc. (Canada) †	21,227	647,733
General Dynamics Corp.	6,088	1,193,431
Northrop Grumman Corp.	8,032	2,915,777
Raytheon Technologies Corp.	46,323	4,027,785
		9,516,256
Airlines (0.2%)
Southwest Airlines Co. †	21,007	1,061,274
		1,061,274
Automobiles (1.4%)
General Motors Co. †	18,023	1,024,427
Tesla, Inc. †	8,668	5,956,650
		6,981,077
Banks (2.0%)
Citigroup, Inc.	147,554	9,977,602
		9,977,602
Beverages (2.3%)
Coca-Cola Co. (The)	58,166	3,317,207
Constellation Brands, Inc. Class A	1,961	439,931
Molson Coors Beverage Co. Class B † S	24,338	1,189,885
PepsiCo, Inc.	39,209	6,153,853
		11,100,876
Biotechnology (2.7%)
AbbVie, Inc.	44,666	5,194,656
Amgen, Inc.	4,986	1,204,318
Biogen, Inc. †	6,344	2,072,775
Gilead Sciences, Inc.	14,594	996,624
Ironwood Pharmaceuticals, Inc. †	120,007	1,592,493
Regeneron Pharmaceuticals, Inc. †	3,633	2,087,558
		13,148,424
Building products (0.8%)
Fortune Brands Home & Security, Inc.	3,933	383,350
Johnson Controls International PLC	48,612	3,471,869
		3,855,219
Capital markets (4.2%)
Apollo Global Management, Inc.	53,332	3,139,122
Goldman Sachs Group, Inc. (The)	20,980	7,864,983
KKR & Co., Inc. Class A	67,520	4,305,075
Morgan Stanley	32,607	3,129,620
Quilter PLC (United Kingdom)	999,725	2,228,948
		20,667,748
Chemicals (1.6%)
Corteva, Inc.	20,682	884,776
Diversey Holdings, Ltd. †	20,880	348,278
Dow, Inc.	11,908	740,201
DuPont de Nemours, Inc.	7,912	593,796
Eastman Chemical Co.	5,423	611,281
Ecolab, Inc.	3,280	724,322

22 Research Fund

COMMON STOCKS (96.0%)* cont.	Shares	Value
Chemicals cont.
Linde PLC	5,073	$1,559,389
Sherwin-Williams Co. (The)	7,546	2,196,112
		7,658,155
Containers and packaging (0.5%)
Avery Dennison Corp.	8,528	1,796,679
Ball Corp.	9,163	741,103
		2,537,782
Diversified financial services (0.4%)
Berkshire Hathaway, Inc. Class B †	5,147	1,432,359
Soaring Eagle (acquired 5/11/21, cost $481,000) (Private) † ∆∆ F P1	48,100	427,272
		1,859,631
Electric utilities (2.6%)
Exelon Corp.	66,240	3,100,032
NextEra Energy, Inc.	42,349	3,298,987
NRG Energy, Inc.	155,481	6,412,037
		12,811,056
Electrical equipment (1.3%)
Eaton Corp. PLC	24,466	3,866,851
Emerson Electric Co.	23,196	2,340,244
		6,207,095
Electronic equipment, instruments, and components (0.4%)
Vontier Corp.	63,025	2,038,859
		2,038,859
Entertainment (1.8%)
Activision Blizzard, Inc.	42,658	3,567,062
Sea, Ltd. ADR (Thailand) †	12,445	3,436,811
Walt Disney Co. (The) †	9,166	1,613,399
		8,617,272
Equity real estate investment trusts (REITs) (1.1%)
Boston Properties, Inc. R	10,203	1,197,628
Gaming and Leisure Properties, Inc. R	91,577	4,335,255
		5,532,883
Food and staples retail (1.2%)
BJ’s Wholesale Club Holdings, Inc. †	8,122	411,298
Costco Wholesale Corp.	2,071	889,950
Walmart, Inc.	32,902	4,690,180
		5,991,428
Food products (0.3%)
Bunge, Ltd.	3,626	281,486
McCormick & Co., Inc. (non-voting shares)	15,651	1,317,345
		1,598,831
Health-care equipment and supplies (3.9%)
Abbott Laboratories	29,498	3,568,668
Boston Scientific Corp. †	47,328	2,158,157
Cooper Cos., Inc. (The)	3,098	1,306,643
Danaher Corp.	14,447	4,297,838
DexCom, Inc. †	3,069	1,582,100
Edwards Lifesciences Corp. †	14,917	1,674,732
Intuitive Surgical, Inc. †	1,616	1,602,199

Research Fund 23

COMMON STOCKS (96.0%)* cont.	Shares	Value
Health-care equipment and supplies cont.
Medtronic PLC	12,759	$1,675,384
Zimmer Biomet Holdings, Inc.	6,714	1,097,202
		18,962,923
Health-care providers and services (2.4%)
Anthem, Inc.	4,446	1,707,308
Cigna Corp.	11,288	2,590,484
CVS Health Corp.	15,224	1,253,849
McKesson Corp.	3,995	814,301
UnitedHealth Group, Inc.	12,857	5,299,913
		11,665,855
Hotels, restaurants, and leisure (2.8%)
Aramark	23,324	819,372
Booking Holdings, Inc. †	1,140	2,483,216
Chipotle Mexican Grill, Inc. †	1,217	2,267,806
Evolution AB (Sweden)	26,932	4,691,607
Hilton Worldwide Holdings, Inc. †	16,522	2,171,817
Penn National Gaming, Inc. †	16,217	1,108,918
		13,542,736
Household durables (0.3%)
PulteGroup, Inc.	28,994	1,590,901
		1,590,901
Household products (1.5%)
Procter & Gamble Co. (The)	52,853	7,517,282
		7,517,282
Industrial conglomerates (1.0%)
General Electric Co.	99,707	1,291,206
Honeywell International, Inc.	16,146	3,774,773
		5,065,979
Insurance (3.6%)
AIA Group, Ltd. (Hong Kong)	119,200	1,429,847
American International Group, Inc.	81,872	3,876,639
Assured Guaranty, Ltd.	104,501	4,996,193
AXA SA (France)	109,986	2,854,702
Hartford Financial Services Group, Inc. (The)	12,437	791,242
Prudential PLC (United Kingdom)	198,022	3,733,776
		17,682,399
Interactive media and services (8.2%)
Alphabet, Inc. Class A †	9,530	25,678,871
Facebook, Inc. Class A †	41,261	14,701,294
		40,380,165
Internet and direct marketing retail (4.7%)
Amazon.com, Inc. †	6,988	23,253,199
		23,253,199
IT Services (6.5%)
Fidelity National Information Services, Inc.	54,870	8,178,373
Mastercard, Inc. Class A	20,618	7,957,311
PayPal Holdings, Inc. †	34,976	9,636,937
Visa, Inc. Class A	24,071	5,930,854
		31,703,475

24 Research Fund

COMMON STOCKS (96.0%)* cont.	Shares	Value
Leisure products (0.1%)
Hasbro, Inc.	7,168	$712,786
		712,786
Life sciences tools and services (1.5%)
Bio-Rad Laboratories, Inc. Class A †	3,557	2,630,437
Thermo Fisher Scientific, Inc.	8,415	4,544,184
		7,174,621
Machinery (1.1%)
Deere & Co.	5,374	1,943,185
Ingersoll Rand, Inc. †	20,407	997,290
Otis Worldwide Corp.	27,156	2,431,820
		5,372,295
Metals and mining (0.6%)
Alamos Gold, Inc. Class A (Canada)	68,565	556,748
Anglo American PLC (United Kingdom)	14,416	639,320
Freeport-McMoRan, Inc. (Indonesia)	22,702	864,946
Newmont Corp.	16,288	1,023,212
		3,084,226
Multi-utilities (0.4%)
Ameren Corp.	15,176	1,273,570
CenterPoint Energy, Inc.	30,712	781,928
		2,055,498
Multiline retail (1.0%)
Target Corp.	17,893	4,670,968
		4,670,968
Oil, gas, and consumable fuels (2.6%)
Cairn Energy PLC (United Kingdom)	353,686	627,804
Cenovus Energy, Inc. (Canada)	436,507	3,642,223
Exxon Mobil Corp.	96,653	5,564,313
Royal Dutch Shell PLC Class A (United Kingdom)	76,843	1,541,508
TotalEnergies SE (France)	25,758	1,121,384
		12,497,232
Pharmaceuticals (2.4%)
Bristol-Myers Squibb Co.	21,904	1,486,624
Eli Lilly and Co.	11,635	2,833,123
Johnson & Johnson	21,114	3,635,831
Merck & Co., Inc.	24,395	1,875,244
Pfizer, Inc.	46,779	2,002,609
		11,833,431
Professional services (0.3%)
CoStar Group, Inc. †	15,510	1,378,064
		1,378,064
Road and rail (1.6%)
CSX Corp.	41,637	1,345,708
Union Pacific Corp.	29,992	6,561,050
		7,906,758
Semiconductors and semiconductor equipment (4.1%)
Applied Materials, Inc.	25,513	3,570,034
NVIDIA Corp.	46,776	9,120,852

Research Fund 25

COMMON STOCKS (96.0%)* cont.	Shares	Value
Semiconductors and semiconductor equipment cont.
NXP Semiconductors NV	24,209	$4,996,496
ON Semiconductor Corp. †	54,893	2,144,121
		19,831,503
Software (9.8%)
Adobe, Inc. †	12,063	7,498,723
Intuit, Inc.	8,824	4,676,455
Microsoft Corp.	105,562	30,075,664
Oracle Corp.	59,120	5,151,717
		47,402,559
Specialty retail (3.5%)
Advance Auto Parts, Inc.	3,066	650,176
Burlington Stores, Inc. †	1,512	506,218
CarMax, Inc. †	12,720	1,703,844
Climate Change Crisis Real Impact I Acquisition Corp. Class A (acquired 1/22/21, cost $1,669,590) (Private) † ∆∆ F P2	166,959	1,884,299
Home Depot, Inc. (The)	27,502	9,025,881
L Brands, Inc.	10,051	804,784
O’Reilly Automotive, Inc. †	1,676	1,012,036
TJX Cos., Inc. (The)	20,692	1,423,817
		17,011,055
Technology hardware, storage, and peripherals (3.9%)
Apple, Inc.	132,040	19,259,354
		19,259,354
Textiles, apparel, and luxury goods (0.8%)
Levi Strauss & Co. Class A	15,598	429,257
lululemon athletica, Inc. (Canada) †	1,344	537,828
Nike, Inc. Class B	16,443	2,754,367
		3,721,452
Tobacco (0.3%)
Altria Group, Inc.	28,944	1,390,470
		1,390,470
Trading companies and distributors (0.3%)
United Rentals, Inc. †	5,043	1,661,921
		1,661,921
Wireless telecommunication services (0.1%)
T-Mobile US, Inc. †	4,238	610,357
		610,357
Total common stocks (cost $293,551,518)		$470,100,932

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value
U.S. Treasury Bonds 3.375%, 11/15/48 [i]	$174,000	$231,105
U.S. Treasury Notes 1.50%, 3/31/23 [i]	149,000	153,071
Total U.S. treasury obligations (cost $384,176)		$384,176

26 Research Fund

SHORT-TERM INVESTMENTS (4.4%)*		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.09% [d]	Shares	1,105,950	$1,105,950
Putnam Short Term Investment Fund Class P 0.09% L	Shares	19,872,148	19,872,148
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% P	Shares	110,000	110,000
U.S. Treasury Bills 0.023%, 9/28/21 #		$200,000	199,985
U.S. Treasury Cash Management Bills 0.048%, 11/16/21 #		143,000	142,981
U.S. Treasury Cash Management Bills 0.048%, 10/19/21 #		300,000	299,967
Total short-term investments (cost $21,731,040)			$21,731,031

TOTAL INVESTMENTS
Total investments (cost $315,666,734)	$492,216,139

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2020 through July 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $489,657,930.
†	This security is non-income-producing.
∆∆	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $2,311,571, or 0.5% of net assets.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $635,937 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
P1	The investment is an irrevocable commitment made in a private investment transaction to purchase shares of a special purpose acquisition corporation upon consummation of a merger or other identified acquisition transaction in the aggregate amount of $481,000, the deferred settlement of which is included as a payable as a purchase of delayed delivery securities.
P2	Represents an investment in the shares of a special purpose acquisition corporation that are subject to certain restrictions on transfer and awaiting finalization of a resale registration statement that the company has filed with the SEC.
At the close of the reporting period, the fund maintained liquid assets totaling $595,243 to cover certain derivative contracts and the settlement of certain securities.

Research Fund 27

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 7/31/21 (aggregate face value $49,234,933)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Sell	9/15/21	$5,880,742	$5,985,249	$104,507
	Canadian Dollar	Sell	10/20/21	1,441,907	1,436,107	(5,800)
	Swedish Krona	Sell	9/15/21	583,175	607,885	24,710
Barclays Bank PLC
	British Pound	Sell	9/15/21	5,547,522	5,645,916	98,394
	Canadian Dollar	Sell	10/20/21	359,315	357,886	(1,429)
	Euro	Sell	9/15/21	1,391,100	1,430,728	39,628
	Swedish Krona	Sell	9/15/21	3,122,035	3,253,400	131,365
Citibank, N.A.
	British Pound	Buy	9/15/21	1,821,093	1,853,046	(31,953)
	Canadian Dollar	Sell	10/20/21	996,030	992,202	(3,828)
	Danish Krone	Buy	9/15/21	1,281,411	1,288,895	(7,484)
	Danish Krone	Sell	9/15/21	1,279,257	1,313,784	34,527
	Euro	Sell	9/15/21	1,605,636	1,651,641	46,005
Goldman Sachs International
	British Pound	Sell	9/15/21	1,472,166	1,498,230	26,064
	Canadian Dollar	Buy	10/20/21	621,006	618,513	2,493
	Euro	Sell	9/15/21	680,175	699,631	19,456
HSBC Bank USA, National Association
	British Pound	Buy	9/15/21	1,237,648	1,259,472	(21,824)
	Euro	Sell	9/15/21	1,048,341	1,078,290	29,949
JPMorgan Chase Bank N.A.
	British Pound	Buy	9/15/21	1,983,323	2,018,397	(35,074)
	Canadian Dollar	Sell	10/20/21	1,219,730	1,214,835	(4,895)
State Street Bank and Trust Co.
	British Pound	Buy	9/15/21	1,700,428	1,730,549	(30,121)
	Canadian Dollar	Sell	10/20/21	703,240	700,410	(2,830)
	Hong Kong Dollar	Sell	8/18/21	952,706	953,300	594
UBS AG
	British Pound	Buy	9/15/21	3,164,948	3,220,923	(55,975)
	Canadian Dollar	Sell	10/20/21	1,126,194	1,121,680	(4,514)
	Euro	Buy	9/15/21	330,649	340,037	(9,388)
	Swedish Krona	Sell	9/15/21	583,175	607,929	24,754
WestPac Banking Corp.
	British Pound	Sell	9/15/21	5,097,253	5,187,372	90,119
	Canadian Dollar	Sell	10/20/21	831,802	828,521	(3,281)
	Euro	Buy	9/15/21	330,649	340,105	(9,456)
Unrealized appreciation						672,565
Unrealized (depreciation)						(227,852)
Total						$444,713
* The exchange currency for all contracts listed is the United States Dollar.

28 Research Fund

FUTURES CONTRACTS OUTSTANDING at 7/31/21
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	48	$10,548,624	$10,534,800	Sep-21	$188,203
Unrealized appreciation					188,203
Unrealized (depreciation)					—
Total					$188,203

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$49,607,794	$—	$—
Consumer discretionary	69,599,875	—	1,884,299
Consumer staples	27,598,887	—	—
Energy	12,497,232	—	—
Financials	48,330,261	1,429,847	427,272
Health care	62,785,254	—	—
Industrials	42,024,861	—	—
Information technology	120,235,750	—	—
Materials	13,280,163	—	—
Real estate	5,532,883	—	—
Utilities	14,866,554	—	—
Total common stocks	466,359,514	1,429,847	2,311,571
U.S. treasury obligations	—	384,176	—
Short-term investments	110,000	21,621,031	—
Totals by level	$466,469,514	$23,435,054	$2,311,571

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$444,713	$—
Futures contracts	188,203	—	—
Totals by level	$188,203	$444,713	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Research Fund 29

Statement of assets and liabilities 7/31/21

ASSETS
Investment in securities, at value, including $1,070,691 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $294,688,636)	$471,238,041
Affiliated issuers (identified cost $20,978,098) (Note 5)	20,978,098
Cash	148,196
Foreign currency (cost $127) (Note 1)	130
Dividends, interest and other receivables	423,415
Receivable for shares of the fund sold	196,341
Receivable for investments sold	1,312,520
Unrealized appreciation on forward currency contracts (Note 1)	672,565
Prepaid assets	45,180
Total assets	495,014,486

LIABILITIES
Payable for investments purchased	1,819,426
Payable for purchases of delayed delivery securities (Note 1)	481,000
Payable for shares of the fund repurchased	490,814
Payable for compensation of Manager (Note 2)	223,612
Payable for custodian fees (Note 2)	22,189
Payable for investor servicing fees (Note 2)	123,011
Payable for Trustee compensation and expenses (Note 2)	122,338
Payable for administrative services (Note 2)	1,345
Payable for distribution fees (Note 2)	97,592
Payable for variation margin on futures contracts (Note 1)	53,520
Unrealized depreciation on forward currency contracts (Note 1)	227,852
Collateral on securities loaned, at value (Note 1)	1,105,950
Collateral on certain derivative contracts, at value (Notes 1 and 8)	494,176
Other accrued expenses	93,731
Total liabilities	5,356,556

Net assets	$489,657,930

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$279,696,929
Total distributable earnings (Note 1)	209,961,001
Total — Representing net assets applicable to capital shares outstanding	$489,657,930

(Continued on next page)

30 Research Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($388,700,018 divided by 8,306,338 shares)	$46.80
Offering price per class A share (100/94.25 of $46.80)*	$49.66
Net asset value and offering price per class B share ($4,007,401 divided by 94,535 shares)**	$42.39
Net asset value and offering price per class C share ($13,749,606 divided by 325,049 shares)**	$42.30
Net asset value, offering price and redemption price per class R share
($906,467 divided by 19,675 shares)	$46.07
Net asset value, offering price and redemption price per class R6 share
($24,078,456 divided by 505,528 shares)	$47.63
Net asset value, offering price and redemption price per class Y share
($58,215,982 divided by 1,228,990 shares)	$47.37

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Research Fund 31

Statement of operations Year ended 7/31/21

INVESTMENT INCOME
Dividends (net of foreign tax of $85,668)	$5,645,734
Interest (including interest income of $18,877 from investments in affiliated issuers) (Note 5)	19,669
Securities lending (net of expenses) (Notes 1 and 5)	2,012
Total investment income	5,667,415

EXPENSES
Compensation of Manager (Note 2)	2,325,017
Investor servicing fees (Note 2)	696,432
Custodian fees (Note 2)	45,812
Trustee compensation and expenses (Note 2)	18,228
Distribution fees (Note 2)	1,021,965
Administrative services (Note 2)	10,944
Other	232,645
Total expenses	4,351,043
Expense reduction (Note 2)	(518)
Net expenses	4,350,525

Net investment income	1,316,890

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	35,719,864
Foreign currency transactions (Note 1)	(34,296)
Forward currency contracts (Note 1)	(1,261,551)
Futures contracts (Note 1)	1,562,276
Swap contracts (Note 1)	(1,005,540)
Written options (Note 1)	8,667
Total net realized gain	34,989,420
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	90,437,872
Assets and liabilities in foreign currencies	210
Forward currency contracts	951,610
Futures contracts	32,751
Swap contracts	5,581
Total change in net unrealized appreciation	91,428,024

Net gain on investments	126,417,444

Net increase in net assets resulting from operations	$127,734,334

The accompanying notes are an integral part of these financial statements.

32 Research Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 7/31/21	Year ended 7/31/20
Operations
Net investment income	$1,316,890	$2,320,641
Net realized gain on investments
and foreign currency transactions	34,989,420	4,380,266
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	91,428,024	36,651,062
Net increase in net assets resulting from operations	127,734,334	43,351,969
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(2,040,257)	(2,703,112)
Class B	(1,307)	(11,771)
Class C	(3,198)	(36,895)
Class R	(4,620)	(7,674)
Class R6	(164,805)	(164,511)
Class Y	(324,686)	(483,520)
Net realized short-term gain on investments
Class A	(1,246,183)	(4,139,391)
Class B	(18,965)	(85,049)
Class C	(46,397)	(170,513)
Class R	(4,435)	(15,875)
Class R6	(65,287)	(181,884)
Class Y	(151,691)	(585,014)
From net realized long-term gain on investments
Class A	(3,385,485)	(13,071,761)
Class B	(51,521)	(268,574)
Class C	(126,047)	(538,461)
Class R	(12,048)	(50,132)
Class R6	(177,365)	(574,371)
Class Y	(412,098)	(1,847,413)
Increase (decrease) from capital share transactions (Note 4)	(1,233,006)	17,599,522
Total increase in net assets	118,264,933	36,015,570

NET ASSETS
Beginning of year	371,392,997	335,377,427
End of year	$489,657,930	$371,392,997

The accompanying notes are an integral part of these financial statements.

Research Fund 33

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From net	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
July 31, 2021	$35.33	.12	12.16	12.28	(.25)	(.56)	(.81)	—	$46.80	35.18	$388,700	1.03	.29	54
July 31, 2020	33.64	.22	3.94	4.16	(.34)	(2.13)	(2.47)	—	35.33	12.92	297,393	1.08	.67	90
July 31, 2019	35.35	.23	2.23	2.46	(.12)	(4.05)	(4.17)	—	33.64	8.65	270,420	1.10	.72	86
July 31, 2018	31.03	.16	4.68	4.84	—	(.52)	(.52)	—[f]	35.35	15.74	260,951	1.11	.47	97
July 31, 2017	26.50	.20	4.62[e]	4.82	(.29)	—	(.29)	—	31.03	18.34[e]	243,013	1.15	.71	98
Class B
July 31, 2021	$32.10	(.17)	11.03	10.86	(.01)	(.56)	(.57)	—	$42.39	34.16	$4,007	1.78	(.45)	54
July 31, 2020	30.75	(.02)	3.57	3.55	(.07)	(2.13)	(2.20)	—	32.10	12.07	4,491	1.83	(.06)	90
July 31, 2019	32.79	—[d]	2.01	2.01	—	(4.05)	(4.05)	—	30.75	7.85	5,582	1.85	(.01)	86
July 31, 2018	29.03	(.08)	4.36	4.28	—	(.52)	(.52)	—[f]	32.79	14.89	6,877	1.86	(.27)	97
July 31, 2017	24.82	(.01)	4.32[e]	4.31	(.10)	—	(.10)	—	29.03	17.41[e]	8,072	1.90	(.03)	98
Class C
July 31, 2021	$32.04	(.17)	11.00	10.83	(.01)	(.56)	(.57)	—	$42.30	34.13	$13,750	1.78	(.46)	54
July 31, 2020	30.72	(.02)	3.58	3.56	(.11)	(2.13)	(2.24)	—	32.04	12.13	11,234	1.83	(.08)	90
July 31, 2019	32.77	(.01)	2.01	2.00	—	(4.05)	(4.05)	—	30.72	7.82	10,106	1.85	(.03)	86
July 31, 2018	29.02	(.08)	4.35	4.27	—	(.52)	(.52)	—[f]	32.77	14.86	8,931	1.86	(.26)	97
July 31, 2017	24.82	(.01)	4.32[e]	4.31	(.11)	—	(.11)	—	29.02	17.43[e]	16,774	1.90	(.05)	98
Class R
July 31, 2021	$34.81	.02	11.96	11.98	(.16)	(.56)	(.72)	—	$46.07	34.80	$906	1.28	.05	54
July 31, 2020	33.17	.14	3.88	4.02	(.25)	(2.13)	(2.38)	—	34.81	12.66	1,061	1.33	.44	90
July 31, 2019	34.88	.15	2.20	2.35	(.01)	(4.05)	(4.06)	—	33.17	8.40	1,257	1.35	.46	86
July 31, 2018	30.70	.08	4.62	4.70	—	(.52)	(.52)	—[f]	34.88	15.45	1,074	1.36	.23	97
July 31, 2017	26.21	.13	4.57[e]	4.70	(.21)	—	(.21)	—	30.70	18.02[e]	1,895	1.40	.45	98
Class R6
July 31, 2021	$35.94	.27	12.36	12.63	(.38)	(.56)	(.94)	—	$47.63	35.65	$24,078.66		.65	54
July 31, 2020	34.17	.35	4.01	4.36	(.46)	(2.13)	(2.59)	—	35.94	13.39	15,440.69		1.05	90
July 31, 2019	35.86	.37	2.25	2.62	(.26)	(4.05)	(4.31)	—	34.17	9.08	10,999.70		1.13	86
July 31, 2018	31.34	.30	4.74	5.04	—	(.52)	(.52)	—[f]	35.86	16.23	9,092.70		.89	97
July 31, 2017	26.76	.32	4.66[e]	4.98	(.40)	—	(.40)	—	31.34	18.83[e]	8,396.72		1.13	98
Class Y
July 31, 2021	$35.74	.23	12.28	12.51	(.32)	(.56)	(.88)	—	$47.37	35.49	$58,216.78		.54	54
July 31, 2020	34.00	.30	3.99	4.29	(.42)	(2.13)	(2.55)	—	35.74	13.23	41,773.83		.91	90
July 31, 2019	35.71	.32	2.24	2.56	(.22)	(4.05)	(4.27)	—	34.00	8.93	32,115.85		.97	86
July 31, 2018	31.26	.23	4.74	4.97	—	(.52)	(.52)	—[f]	35.71	16.05	29,281.86		.69	97
July 31, 2017	26.70	.26	4.65[e]	4.91	(.35)	—	(.35)	—	31.26	18.59[e]	12,897.90		.90	98

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Research Fund	Research Fund 35

Financial highlights cont.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring litigation payment received by the fund from Household International which amounted to the following amounts per share outstanding on May 8, 2017:

Per share
Class A	$0.49
Class B	0.46
Class C	0.46
Class R	0.48
Class R6	0.49
Class Y	0.49

This payment resulted in an increase to total returns of 1.87% for the year ended July 31, 2017.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission and Countrywide Financial which amounted to less than $0.01 per share outstanding on November 29, 2017.

The accompanying notes are an integral part of these financial statements.

36 Research Fund

Notes to financial statements 7/31/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2020 through July 31, 2021.

Putnam Research Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

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by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

38 Research Fund

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to manage exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

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With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $117,449 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,105,950 and the value of securities loaned amounted to $1,070,691.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

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Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on certain futures contracts, unrealized gains and losses on passive foreign investment companies, income on swap contracts, redesignation of taxable distributions and partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,873,269 to decrease undistributed net investment income, $63 to decrease paid-in capital and $1,873,332 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$175,777,060
Unrealized depreciation	(2,678,143)
Net unrealized appreciation	173,098,917
Undistributed ordinary income	208,438
Undistributed long-term gains	20,798,807
Undistributed short-term gains	15,854,215
Cost for federal income tax purposes	$319,750,138

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.543% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

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The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$573,404	Class R6	9,431
Class B	7,279	Class Y	84,314
Class C	20,114	Total	$696,432
Class R	1,890

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $518 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $312, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

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following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$853,501
Class B	1.00%	1.00%	43,130
Class C	1.00%	1.00%	119,731
Class R	1.00%	0.50%	5,603
Total			$1,021,965

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $44,309 from the sale of class A shares and received $249 and $312 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $74 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$222,459,583	$239,163,555
U.S. government securities (Long-term)	—	—
Total	$222,459,583	$239,163,555

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 7/31/21		YEAR ENDED 7/31/20
Class A	Shares	Amount	Shares	Amount
Shares sold	732,452	$30,159,440	831,122	$27,362,474
Shares issued in connection with
reinvestment of distributions	163,497	6,436,863	585,862	19,222,140
	895,949	36,596,303	1,416,984	46,584,614
Shares repurchased	(1,006,544)	(40,835,551)	(1,038,863)	(33,894,815)
Net increase (decrease)	(110,595)	$(4,239,248)	378,121	$12,689,799

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	YEAR ENDED 7/31/21		YEAR ENDED 7/31/20
Class B	Shares	Amount	Shares	Amount
Shares sold	2,725	$100,199	3,781	$116,568
Shares issued in connection with
reinvestment of distributions	1,940	69,547	12,015	359,981
	4,665	169,746	15,796	476,549
Shares repurchased	(50,018)	(1,860,764)	(57,439)	(1,713,384)
Net decrease	(45,353)	$(1,691,018)	(41,643)	$(1,236,835)

	YEAR ENDED 7/31/21		YEAR ENDED 7/31/20
Class C	Shares	Amount	Shares	Amount
Shares sold	94,851	$3,537,770	72,378	$2,119,303
Shares issued in connection with
reinvestment of distributions	4,900	175,273	24,023	718,055
	99,751	3,713,043	96,401	2,837,358
Shares repurchased	(125,387)	(4,483,209)	(74,636)	(2,211,644)
Net increase (decrease)	(25,636)	$(770,166)	21,765	$625,714

			YEAR ENDED 7/31/20*
Class M			Shares	Amount
Shares sold			1,429	$45,408
Shares issued in connection with reinvestment of distributions			—	—
			1,429	45,408
Shares repurchased			(155,308)	(5,187,869)
Net decrease			(153,879)	$(5,142,461)

	YEAR ENDED 7/31/21		YEAR ENDED 7/31/20
Class R	Shares	Amount	Shares	Amount
Shares sold	2,913	$113,997	4,817	$156,046
Shares issued in connection with
reinvestment of distributions	448	17,392	1,913	61,939
	3,361	131,389	6,730	217,985
Shares repurchased	(14,175)	(599,128)	(14,124)	(460,416)
Net decrease	(10,814)	$(467,739)	(7,394)	$(242,431)

	YEAR ENDED 7/31/21		YEAR ENDED 7/31/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	151,171	$6,420,443	175,151	$5,811,680
Shares issued in connection with
reinvestment of distributions	10,192	407,457	27,659	920,766
	161,363	6,827,900	202,810	6,732,446
Shares repurchased	(85,471)	(3,490,115)	(95,047)	(3,115,326)
Net increase	75,892	$3,337,785	107,763	$3,617,120

Research Fund 45

	YEAR ENDED 7/31/21		YEAR ENDED 7/31/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,168,876	$47,521,304	712,284	$23,492,326
Shares issued in connection with
reinvestment of distributions	22,131	880,593	87,493	2,898,629
	1,191,007	48,401,897	799,777	26,390,955
Shares repurchased	(1,130,942)	(45,804,517)	(575,427)	(19,102,339)
Net increase	60,065	$2,597,380	224,350	$7,288,616

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/20	cost	proceeds	income	of 7/31/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$4,873,816	$48,758,085	$52,525,951	$5,091	$1,105,950
Putnam Short Term
Investment Fund**	10,151,743	92,171,589	82,451,184	18,877	19,872,148
Total Short-term
investments	$15,025,559	$140,929,674	$134,977,135	$23,968	$20,978,098

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

46 Research Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$700
Written equity option contracts (contract amount)	$700
Futures contracts (number of contracts)	30
Forward currency contracts (contract amount)	$45,100,000
OTC total return swap contracts (notional)	$1,000,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$672,565	Payables	$227,852
Receivables, Net
assets — Unrealized
Equity contracts	appreciation	188,203*	Payables	—
Total		$860,768		$227,852

* Includes cumulative appreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$(1,261,551)	$—	$(1,261,551)
Equity contracts	(32,599)	1,562,276	—	(1,005,540)	524,137
Total	$(32,599)	$1,562,276	$(1,261,551)	$(1,005,540)	$(737,414)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Foreign exchange
contracts	$—	$—	$951,610	$—	$951,610
Equity contracts	—	32,751	—	5,581	38,332
Total	$—	$32,751	$951,610	$5,581	$989,942

Research Fund 47

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Futures contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Forward currency contracts#	129,217	269,387	80,532	48,013	29,949	—	—	594	24,754	90,119	672,565
Total Assets	$129,217	$269,387	$80,532	$48,013	$29,949	$—	$—	$594	$24,754	$90,119	$672,565
Liabilities:
Futures contracts§	—	—	—	—	—	—	53,520	—	—	—	53,520
Forward currency contracts#	5,800	1,429	43,265	—	21,824	39,969	—	32,951	69,877	12,737	227,852
Total Liabilities	$5,800	$1,429	$43,265	$—	$21,824	$39,969	$53,520	$32,951	$69,877	$12,737	$281,372
Total Financial and Derivative Net Assets	$123,417	$267,958	$37,267	$48,013	$8,125	$(39,969)	$(53,520)	$(32,357)	$(45,123)	$77,382	$391,193
Total collateral received (pledged)†##	$123,417	$231,105	$—	$48,013	$—	$—	$—	$—	$—	$—
Net amount	$—	$36,853	$37,267	$—	$8,125	$(39,969)	$(53,520)	$(32,357)	$(45,123)	$77,382
Controlled collateral received (including
TBA commitments)*	$153,071	$231,105	$—	$110,000	$—	$—	$—	$—	$—	$—	$494,176
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)*	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

* Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the table listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $635,937.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $22,878,688 as a capital gain dividend with respect to the taxable year ended July 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 28.35% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 32.58%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

48 Research Fund	Research Fund 49

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018,
and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

50 Research Fund

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of July 31, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Research Fund 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

52 Research Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisors	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
The Putnam Advisory Company, LLC	Mona K. Sutphen	Assistant Treasurer
100 Federal Street
Boston, MA 02110	Officers	Denere P. Poulack
	Robert L. Reynolds	Assistant Vice President,
Marketing Services	President	Assistant Clerk, and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	James F. Clark
Boston, MA 02110	Vice President, Chief Compliance	Janet C. Smith
	Officer, and Chief Risk Officer	Vice President,
Custodian		Principal Financial Officer,
State Street Bank	Nancy E. Florek	Principal Accounting Officer,
and Trust Company	Vice President, Director of	and Assistant Treasurer
Proxy Voting and Corporate
Legal Counsel	Governance, Assistant Clerk,	Stephen J. Tate
Ropes & Gray LLP	and Assistant Treasurer	Vice President and
Chief Legal Officer
Independent Registered	Michael J. Higgins
Public Accounting Firm	Vice President, Treasurer,	Mark C. Trenchard
PricewaterhouseCoopers LLP	and Clerk	Vice President

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2021	$43,007	$ —	$5,329	$ —
July 31, 2020	$41,893	$ —	$5,329	$ —

For the fiscal years ended July 31, 2021 and July 31, 2020, the fund's independent auditor billed aggregate non-audit fees in the amounts of $314,629 and $351,171 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2021	$ —	$309,300	$ —	$ —
July 31, 2020	$ —	$345,842	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not Applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 28, 2021